UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2013

SCHAWK, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	1-09335	66-0323724
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
1695 South River Road Des Plaines, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 827-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01—Regulation FD Disclosure.

On July 5, 2013, Schawk, Inc. (the “Company”) announced that on July 3, 2013 it completed the sale of various assets comprising its large-format printing operations located in Los Angeles, California.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this report and in the furnished press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. This report will not be deemed a determination or an admission as to the materiality of any information herein or in the furnished press release that is required to be disclosed solely by Regulation FD.

Item 9.01—Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 99.1—Press release dated July 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2013	SCHAWK, INC. By: /s/Timothy J. Cunningham Name: Timothy J. Cunningham Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release dated July 5, 2013